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                                                                    Exhibit 21.1

                        SUBSIDIARIES OF MERISANT COMPANY

                                                                                Jurisdiction of Incorporation or
Subsidiary                                                                                 Organization
----------                                                                      --------------------------------
Merisant US, Inc.                                                                            Delaware
Merisant Foreign Holdings I, Inc.                                                            Delaware
Merisant Argentina S.R.L.                                                                   Argentina
Merisant Australia Pty. Ltd.                                                                Australia
Merisant Belgium B.V.B.A.                                                                    Belgium
Merisant do Brasil Ltda.                                                                      Brazil
Merisant Chile Limitada                                                                       Chile
Merisant Colombia Ltda.                                                                      Colombia
Merisant De Costa Rica Ltd.                                                                 Costa Rica
Merisant France SAS                                                                           France
Merisant Germany GMBH                                                                        Germany
Merisant Hungaria Trading Limited Liability Company (abbreviated as  Merisant                Hungary
Hungary Ltd.)
Merisant India Private Limited                                                                India
Merisant Italy S.R.L.                                                                         Italy
Merisant Mexico, S. de R.L. de C.V.                                                           Mexico
Merisant Servicios Mexico, S. de R.L. de C.V.                                                 Mexico
Merisant Netherlands BV                                                                    Netherlands
Merisant Nigeria Limited                                                                     Nigeria
Merisant Sweetener (Philippines), Inc.                                                     Philippines
Merisant Polska Sp. Z.o.o.                                                                    Poland
Merisant Comercializacao de Adocantes, Lda. (abbreviated as Merisant Portugal)               Portugal
Merisant Puerto Rico, Inc.                                                                 Puerto Rico
Merisant Singapore Pte. Ltd.                                                                Singapore
Merisant South Africa (Pty) Limited                                                        South Africa
Merisant Spain, S.L.                                                                          Spain
Merisant Sweden AB                                                                            Sweden
Merisant Company 1 Sarl                                                                    Switzerland
Merisant Company 2 Sarl                                                                    Switzerland
Merisant Taiwan Co. Ltd.                                                                      Taiwan
Merisant (Thailand) Ltd.                                                                     Thailand

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
                                                                                Jurisdiction of Incorporation or
Subsidiary                                                                                 Organization
----------                                                                      --------------------------------
Merisant UK Limited                                                                            U.K.
Merisant Venezuela, S.R.L.                                                                  Venezuela

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